THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 THROUGH 3:

Item 1-Approval of an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of the Fund by Franklin Global Utilities Fund ("Franklin Utilities") in exchange for shares of Franklin Utilities, the distribution of such Franklin Utilities shares to shareholders of the Fund, and the subsequent dissolution of the Fund.

              FOR              AGAINST                    ABSTAIN
               -                  -                          -
              | |                | |                        | |
               -                  -                          -


Item 2-Election of Directors

                               Withhold              Nominees:     Betty P. Krahmer, Harris J. Ashton,
For All Nominees   Authority                                       S. Joseph Fortunato,
listed (except     to Vote for                                     Gordon S. Macklin, Charles B.
as marked below)   Nominees listed                                 Johnson, and John Wm. Gailbraith

                                                                   To
                                                                   withhold
                                                                   authority
                                                                   to vote
                                                                   for any
                                                                   individual
                                                                   nominee
                                                                   write
                                                                   that
                                                                   nominee's
                                                                   name
                                                                   below.

 -                                     -
| |                                   | |
 -                                     -


Item 2 - Ratification of the selection of McGladrey & Pullen as independent public accountants of the Fund for the fiscal year ending August 31, 1996.

    FOR              AGAINST                    ABSTAIN
     -                  -                          -
    | |                | |                        | |
     -                  -                          -


P        [                                                    ]        AND WITH DISCRETIONARY AUTHORITY TO
R                                                                      VOTE ON ALL OTHER MATTERS THAT MAY
O                                                                      PROPERTY COME BEFORE THE MEETING.
X
Y        [                                                    ]

                (CONTINUED, AND TO BE SIGNED, ON THE OTHER SIDE)






                        TEMPLETON GLOBAL UTILITIES, INC.
               ANNUAL MEETING OF SHAREHOLDERS, FEBRUARY 20, 1996
                              PLEASE VOTE PROMPTLY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



         The undersigned hereby appoints _______________, _________________, and
___________________, and each of them, with full power of substitution, as proxies to vote for and in the name, place and stead of the undersigned at the Annual Meeting of Shareholders of Templeton Global Utilities, Inc. (the "Fund") to be held at 700 Central Avenue, St. Petersburg, Florida 33701-3628, on Tuesday, February 20. 1996 at 10:00 A.M. EST, and at any adjournment thereof, according to the number of votes and as fully as if personally present.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER (OR NOT VOTED) AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR IN ITEM 2 AND IN FAVOR OF ITEMS 1 AND 3.


                                                          ,1990
             Signature (s)                                Date


PLEASE DATE THIS PROXY AND SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR HEREON. IF MORE THAN ONE OWNER IS REGISTERED AS SUCH, ALL MUST SIGN. IF SIGNING AS ATTORNEY, EXECUTOR, TRUSTEE OR ANY OTHER REPRESENTATIVE CAPACITY, OR AS A CORPORATE OFFICER, PLEASE GIVE FULL TITLE.


(CONTINUED ON OTHER SIDE)